As Filed with the Securities and Exchange Commission on January 31, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2018

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Monsanto Company’s 2018 Annual Meeting on January 31, 2018, of the 440,800,800 shares outstanding and entitled to vote, 352,941,693 shares were represented, constituting a 80.06% quorum. Each matter was determined by a majority of votes cast.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board’s nominees for director were elected to serve until the Company’s 2019 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Dwight M. "Mitch" Barns	313,070,996	99.55%	1,408,200	0.44%	1,815,477	36,647,020
Gregory H. Boyce	310,224,871	98.65%	4,232,057	1.34%	1,837,745	36,647,020
David L. Chicoine, Ph.D	313,205,602	99.57%	1,321,814	0.42%	1,767,257	36,647,020
Janice L. Fields	312,925,694	99.49%	1,572,860	0.50%	1,796,119	36,647,020
Hugh Grant	303,730,658	96.76%	10,151,055	3.23%	2,412,960	36,647,020
Laura K. Ipsen	313,393,992	99.64%	1,127,589	0.35%	1,773,092	36,647,020
Marcos M. Lutz	296,949,876	94.43%	17,513,124	5.56%	1,831,673	36,647,020
C. Steven McMillan	303,415,553	96.48%	11,048,176	3.51%	1,830,944	36,647,020
Jon R. Moeller	310,375,883	98.70%	4,085,194	1.29%	1,833,596	36,647,020
George H. Poste, Ph.D., D.V.M.	312,674,881	99.42%	1,806,305	0.57%	1,813,487	36,647,020
Robert J. Stevens	302,860,159	96.30%	11,612,183	3.69%	1,822,331	36,647,020
Patricia Verduin, Ph.D.	313,472,289	99.66%	1,063,329	0.33%	1,759,055	36,647,020

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2018 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
341,686,985	97.39%	9,130,728	2.60%	2,123,980	—

Item No. 3:	ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
297,760,394	94.83%	16,209,743	5.16%	2,324,536	36,647,020

Item No. 4:	SHAREOWNER PROPOSAL: BYLAW AMENDMENT TO CREATE BOARD HUMAN RIGHTS COMMITTEE

The shareowners did not approve the shareowner proposal presented at the meeting requesting a bylaw amendment to create a Board Human Rights Committee, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
18,692,277	6.01%	292,164,348	93.98%	5,438,048	36,647,020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2018

MONSANTO COMPANY

By: /s/ Jennifer L. Woods
Name: Jennifer L. Woods
Title: Assistant Secretary

4